UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2023 (April 18, 2023)

Osiris Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40402	85-3636928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 5th Avenue, 6th Floor New York, NY 10003	10003
(Address of principal executive offices)	(Zip Code)

(646) 993-4635
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	OSI.U	New York Stock Exchange
Class A common stock	OSI	New York Stock Exchange
Warrants included as part of the units	OSI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2023, Osiris Acquisition Corp. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the unsecured promissory note originally in the principal amount up to $1,600,000 (the “Promissory Note”) to Osiris Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $1,600,000. Amendment No. 1 increases the maximum principal amount of the Promissory Note from $1,600,000 to $3,000,000.

The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1 which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

On April 24, 2023, the Company effected a drawdown of $1,000,000 under the Promissory Note. The aggregate principal amount outstanding under the Promissory Note is now $2,500,000. The Promissory Note bears interest at a rate of 0.96% per annum and is payable on the earlier of an initial business combination or the liquidation of the Company.

The foregoing description of the Promissory Note is qualified in its entirety by reference to the full text of the Promissory Note, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2023, the Company received a notice from the New York Stock Exchange (“NYSE”) stating that the Company was not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC (the “2022 Form 10-K”). On April 19, 2023, the Company filed the 2022 Form 10-K and was advised by the NYSE that no further action was required or would be taken by the NYSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
10.1	Amendment No. 1 to the Promissory Note, dated April 24, 2023, by and between the Company as the marker and the Sponsor as the payee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS ACQUISITION CORP.

Date: April 24, 2023

	By:	/s/ Benjamin E. Black
Name: Benjamin E. Black
Title: Chief Executive Officer